                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  ____________

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13, OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                  ____________

              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                    DECEMBER 1, 1995 (NOVEMBER 16, 1995)


                            JPS TEXTILE GROUP, INC.
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                                    DELAWARE
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

         33-58272                                        57-0868166
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(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

555 NORTH PLEASANTBURG DRIVE, SUITE 202,
 GREENVILLE, SOUTH CAROLINA                                      29607-2181
-----------------------------------------                       ------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

                                 (803) 239-3900
--------------------------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)





                               Page 1 of 75 pages
                       (Exhibit index appears on page 10)

Item 2.          Acquisition or Disposition of Assets

On November 16, 1995, pursuant to the terms of an Asset Transfer Agreement dated as of November 16, 1995, by and among JPS Textile Group, Inc. ("JPS" or the "Company"), JPS Carpet Corp., a wholly-owned subsidiary of the Company ("Carpet"), Gulistan Holdings Inc. ("Transferee") and Gulistan Carpet Inc., a wholly-owned subsidiary of the Transferee ("Gulistan"), the Company consummated the transfer of substantially all of the assets of Carpet used in the business of designing and manufacturing tufted carpets for sale to residential, commercial and hospitality markets (the "Carpet Business"). In addition, the Transferee agreed to assume substantially all of the liabilities and obligations associated with the Carpet Business. Transferee was formed and is owned by certain members of the former management team at Carpet.

The consideration for the Carpet Business was approximately $34.1 million, consisting of $22.8 million of cash paid at closing and debt and equity securities of Transferee with an estimated fair value of $11.3 million, subject to certain post-closing adjustments based on the audited amount of working capital transferred on November 16, 1995. The consideration was determined by arms-length negotiations between the parties.

The Company will apply the net cash proceeds of approximately $19.0 million (net of fees, expenses and the estimated post-closing adjustment resulting from the level of working capital transferred at the closing date) to reduce outstanding borrowings under its bank credit agreement. Additional information regarding the transfer of the Carpet Business is contained in the press release issued by the Company on November 16, 1995, filed as Exhibit 20.1 hereto and incorporated herein by reference.





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

Item 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits

                 (b) Unaudited Pro Forma Consolidated Condensed Balance Sheet of the Company as of July 29, 1995 reflecting the disposition of Carpet business and assets as if the sale occurred as of July 29, 1995. Unaudited Pro Forma Consolidated Condensed Income Statements for the nine months ended July 29, 1995 and for the year ended October 29, 1994 as if the transaction occurred as of the beginning of the periods indicated.

                 (c)      Exhibits:

                          20.1    -        Press release issued by the Company
                                           on November 16, 1995.*

                          99.1    -        Asset Transfer Agreement, dated as
                                           of November 16, 1995, by and among
                                           the Company, Carpet, Transferee and
                                           Gulistan.*


___________________________

*  Filed herewith





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

JPS TEXTILE GROUP, INC.
INTRODUCTION TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION
(UNAUDITED)


The Unaudited Pro Forma Consolidated Condensed Income Statements for the nine months ended July 29, 1995 and the year ended October 29, 1994 present the results of the continuing operations of JPS Textile Group, Inc. assuming that the transfer of the Carpet Business, as described in item 2 of this report, was consummated as of the beginning of the periods indicated. The statements include all material adjustments necessary to present historical results reflecting these assumptions.

The Unaudited Pro Forma Consolidated Condensed Balance Sheet as of July 29, 1995 assumes that the transfer of the Carpet Business occurred on July 29, 1995. The Unaudited Pro Forma Consolidated Condensed Balance Sheet as presented assumes a net debt reduction of approximately $23.6 million from the cash consideration for the transfer of the Carpet Business, including a cash consideration adjustment based on working capital that would have been transferred on July 29, 1995.

The pro forma financial information does not purport to be indicative of the results of operations or the financial position which would have actually been obtained if the transfer of the Carpet Business had been consummated on the dates indicated. In addition, the pro forma financial information does not purport to be indicative of the results of operations or the financial position of the Company which may be attained in the future.

The pro forma financial information has been prepared by the Company and all calculations have been made based upon assumptions deemed appropriate. Certain of these assumptions are set forth under the Notes to Pro Forma Consolidated Condensed Financial Information. As of the date of this filing, the Company has reasonably completed its quantification of the final accounting for the transfer of the Carpet Business based upon currently available information. Such information may be revised at a later date based upon additional information. The consideration amount is subject to adjustment based on audited working capital transferred on November 16, 1995. The amount of such adjustment is expected to be approximately $3 million payable to Transferee.

The pro forma financial information should be read in conjunction with the Company's historical consolidated financial statements and notes thereto in its 1994 Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q.

There has not been a prior public filing in which the Carpet Business was given discontinued operations treatment. Accordingly, the pro forma adjustments to the Unaudited Pro Forma Consolidated Condensed Income Statements for the nine months ended July 29, 1995 and the year ended October 29, 1994 and the Unaudited Pro Forma Consolidated Condensed Balance Sheet as of July 29, 1995 reflect all adjustments necessary to remove the operating results and net assets of the Carpet Business from those of the Company.





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

JPS TEXTILE GROUP, INC.
PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET (UNAUDITED)
JULY 29, 1995
(In Thousands)

                                                                Pro Forma Adjustments
                                                              -------------------------          Pro
                                               Historical      Carpet           Other            Forma
                                               ----------   ------------      ----------       ---------
                                                                (a)
ASSETS
Current Assets
  Cash                                         $    1,687     $     (954)                      $     733
  Accounts receivable                              87,889        (13,674)                         74,215
  Inventories                                      83,177        (25,879)                         57,298
  Prepaid expenses and other                        1,649           (601)                          1,048
  Net assets held for sale
                                               ----------     ----------                       ---------
    Total current assets                          174,402        (41,108)                        133,294
  Property, plant and equipment, net              197,390        (37,158)                        160,232
  Excess of cost over fair value of
     net assets acquired, net                      31,730                                         31,730
  Other assets                                     49,660                     $  11,312 (b)       60,972
                                               ----------     ----------      ---------        ---------

    TOTAL                                      $  453,182     $  (78,266)     $  11,312        $ 386,228
                                               ==========     ==========      =========        =========

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Liabilities
  Accounts payable                             $   31,912      $  (8,848)                      $  23,064
  Accrued interest                                  4,768                                          4,768
  Accrued salaries, benefits and withholdings      14,089         (2,226)                         11,863
  Other accrued expenses                           13,829           (990)                         12,839
  Current portion of long-term debt                 2,770                                          2,770
                                               ----------      ---------                       ---------
    Total current liabilities                      67,368        (12,064)                         55,304
  Long-term debt                                  336,819                     $ (23,642) (b)     313,177
  Other long-term liabilities                      23,233         (1,024)                         22,209
                                               ----------      ---------      ---------        ---------
    Total liabilities                             427,420        (13,088)       (23,642)         390,690
                                               ----------      ---------      ---------        ---------
  Senior redeemable preferred stock                27,199                                         27,199
                                               ----------      ---------      ---------        ---------
  Shareholders' equity (deficit)
     Junior preferred stock                           250                                            250
     Common stock                                      10                                             10
     Additional paid-in capital                    30,585                                         30,585
     Equity (deficit)                             (32,282)       (65,178)        34,954 (b)      (62,506)
                                                ---------      ---------      ---------        ---------
    Total shareholders' equity (deficit)           (1,437)       (65,178)        34,954          (31,661)
                                                ---------      ---------      ---------        ---------

         TOTAL                                 $  453,182      $ (78,266)     $  11,312        $ 386,228
                                               ==========      =========      =========        =========

See notes to pro forma consolidated condensed financial information.





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

JPS TEXTILE GROUP, INC.
PRO FORMA CONSOLIDATED CONDENSED INCOME STATEMENT (UNAUDITED)
FOR THE NINE MONTHS ENDED JULY 29, 1995
(Dollars In Thousands Except Per Share Data)

                                                                Pro Forma Adjustments
                                                              -------------------------          Pro
                                               Historical       Carpet          Other           Forma
                                               ----------     ----------      ----------      ----------
                                                                  (a)
Net sales                                      $  439,320     $  (89,792)                      $  349,528
Cost of sales                                     376,366        (77,331)                         299,035
                                               ----------     ----------                       ----------

Gross profit                                       62,954        (12,461)                          50,493
Selling, general and administrative expenses       47,225        (16,323)                          30,902
                                               ----------     ----------       --------        ----------

Income from operations                             15,729          3,862                           19,591
Interest income                                     2,127                     $     937 (c)         3,064
Interest expense                                  (31,182)                        1,613 (d)       (29,569)
Other income (expense), net                          (885)             9            141 (c)          (735)
                                               ----------     ----------      ---------        ----------

Loss before provision for income taxes,
  income from discontinued operations and
  extraordinary gain                              (14,211)         3,871          2,691            (7,649)
Provision for income taxes                          1,000                            81 (e)         1,081
                                               ----------     ----------      ---------        ----------

Loss before income from discontinued
  operations and extraordinary gain               (15,211)         3,871          2,610            (8,730)
Gain on sale of discontinued operations             1,463                                           1,463
Extraordinary gain on early extinguishment
  of debt                                          17,520                                          17,520
                                               ----------     ----------      ---------        ----------

Net income                                          3,772          3,871          2,610            10,253
Senior redeemable preferred stock in-kind
  dividends and discount accretion                  2,859                                           2,859
                                               ----------     ----------      ---------        ----------

Income applicable to common stock              $      913     $    3,871      $   2,610        $    7,394
                                               ==========     ==========      =========        ==========

Weighted average common shares
  outstanding                                   1,000,000                                       1,000,000
                                               ==========                                       =========

Earnings (loss) per common share:
  Loss before income from discontinued
    operations and extraordinary gain          $   (18.07)    $     3.87      $    2.61        $   (11.59)
  Gain on sale of discontinued operations            1.46                                            1.46
  Extraordinary gain on early
    extinguishment of debt                          17.52                                           17.52
                                               ----------     ----------      ---------        ----------
      Net income                               $     0.91     $     3.87      $    2.61        $     7.39
                                               ==========     ==========      =========        ==========


See notes to pro forma consolidated condensed financial information.





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

JPS TEXTILE GROUP, INC.
PRO FORMA CONSOLIDATED CONDENSED INCOME STATEMENT (UNAUDITED)
FOR THE YEAR ENDED OCTOBER 29, 1994
(Dollars In Thousands Except Per Share Data)

                                                                     Pro Forma Adjustments
                                                                ---------------------------         Pro
                                                 Historical       Carpet          Other            Forma
                                                 ----------     ----------      -----------      -----------
                                                                    (a)
Net sales                                        $   603,416    $ (141,555)                      $   461,861
Cost of sales                                        516,875      (118,964)                          397,911
                                                 -----------    ----------                       -----------

Gross profit                                          86,541       (22,591)                           63,950
Selling, general and administrative expenses          62,448       (22,577)                           39,871
                                                 -----------    ----------                       -----------

Income from operations                                24,093           (14)                           24,079
Interest income                                          749                    $   1,249 (c)          1,998
Interest expense                                     (57,201)                       1,785 (d)        (55,416)
Other income (expense), net                           (2,962)           48            188 (c)         (2,726)
                                                 -----------    ----------      ---------        -----------

Loss before provision for income taxes,
  income from discontinued operations and
  extraordinary gain                                 (35,321)           34          3,222            (32,065)
Provision for income taxes                             2,800                           97 (e)          2,897
                                                 -----------    ----------      ---------        -----------

Loss before income from discontinued
  operations, extraordinary gain and
  cumulative effect of accounting change             (38,121)           34          3,125            (34,962)
Income from discontinued operations                   25,651                                          25,651
Gain on sale of discontinued operations              132,966                                         132,966
Extraordinary loss on early extinguishment
  of debt                                             (7,410)                                         (7,410)
Cumulative effect of accounting change                (1,000)                                         (1,000)
                                                 -----------    ----------      ---------        -----------

Net income                                           112,086            34          3,125            115,245
Senior redeemable preferred stock in-kind
  dividends and discount accretion                     3,333                                           3,333
                                                 -----------    ----------      ---------        -----------

Income applicable to common stock                $   108,753    $       34      $   3,125        $   111,912
                                                 ===========    ==========      =========        ===========

Weighted average common shares outstanding         1,000,000                                       1,000,000
                                                 ===========                                     ===========

Earnings (loss) per common share:
  Loss before income from discontinued
    operations, extraordinary gain and
    cumulative effect of accounting change       $    (41.46)   $     0.03      $    3.13        $    (38.30)
  Income from discontinued operations                  25.65                                           25.65
  Gain on sale of discontinued operations             132.97                                          132.97
  Extraordinary loss on early extinguishment
    of debt                                            (7.41)                                          (7.41)
  Cumulative effect of accounting change               (1.00)                                          (1.00)
                                                 -----------    ----------      ---------        -----------
      Net income                                 $    108.75    $     0.03      $    3.13        $    111.91
                                                 ===========    ==========      =========        ===========


See notes to pro forma consolidated condensed financial information.





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

JPS TEXTILE GROUP, INC.

NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION

(a) To eliminate the Carpet assets and liabilities in the July 29, 1995 Unaudited Pro Forma Consolidated Condensed Balance Sheet and operating results in the Unaudited Pro Forma Consolidated Condensed Income Statements for the nine months ended July 29, 1995 and the year ended October 29, 1994.

(b) To reflect the use of net cash proceeds to reduce $23.6 million of bank debt as of July 29, 1995. Net cash proceeds at July 29, 1995 include cash consideration of $22.8 million plus a pro forma adjustment of $1.3 million based on the July 29, 1995 working capital less expenses of $0.4 million and income taxes of $0.1 million. Debt and equity securities issued to JPS by the Transferee are reflected as other non-current assets at their fair value of approximately $11.3 million.

(c) To reflect accrual of non-cash interest income and accretion of discounts from face values of debt securities (classified as interest income) and of senior preferred stock (classified as other income) issued by the Transferee to the Company.

(d) To reflect reduced interest expense associated with the reduction in long-term debt.

(e) To reflect an increase in taxes resulting from the decrease in interest expense described in note (d).





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

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                            JPS TEXTILE GROUP, INC.

                       By:  /s/ David H. Taylor
                           ----------------------------
                           David H. Taylor
                           Executive Vice President -
                           Finance and Secretary

Date: December 1, 1995





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

                                 Exhibit Index


Exhibit No.               Description of Exhibit

20.1              Press release issued by the Company on November 16, 1995.*

99.1 Asset Transfer Agreement, dated as of November 16, 1995, by and among the Company, JPS Carpet Corp., a Delaware corporation, Gulistan Holdings Inc. ("GHI"), a Delaware corporation and Gulistan Carpet Inc., a Delaware Corporation and wholly-owned subsidiary of GHI.*


______________________

*   Filed herewith





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